                                                                  EXHIBIT 4.1(c)


                               December 16, 1998


J.S. OSHMAN AND CO., INC.
OSHMAN SPORTING GOODS CO., ALABAMA
OSHMAN SPORTING GOODS CO., ARIZONA
OSHMAN SPORTING GOODS CO., ARKANSAS
OSHMAN SPORTING GOODS CO., CALIFORNIA
OSHMAN SPORTING GOODS CO., COLORADO
OSHMAN SPORTING GOODS CO., FLORIDA
OSHMAN SPORTING GOODS CO., GEORGIA
OSHMAN SPORTING GOODS CO., HAWAII
OSHMAN SPORTING GOODS CO., KANSAS
OSHMAN SPORTING GOODS CO., LOUISIANA
OSTMAN SPORTING GOODS CO., MICHIGAN
OSHMAN SPORTING GOODS CO., MINNESOTA
OSHMAN SPORTING GOODS CO., MISSOURI
OSHMAN SPORTING GOODS CO., NEVADA
OSHMAN SPORTING GOODS CO., NEW JERSEY
OSHMAN SPORTING GOODS CO., NEW MEXICO
OSHMAN SPORTING GOODS CO., NEW YORK
OSHMAN SPORTING GOODS CO., OHIO
OSHMAN SPORTING GOODS CO., OKLAHOMA
OSHMAN SPORTING GOODS CO., OREGON
OSHMAN SPORTING GOODS CO., SOUTH CAROLINA
OSHMAN SPORTING GOODS CO., TENNESSEE
OSHMAN SPORTING GOODS CO., TEXAS
OSHMAN SPORTING GOODS CO., UTAH
OSHMAN SPORTING GOODS CO., WASHINGTON
OSHMAN'S SKI SKOOL, INC.
OSHMAN'S SPORTING GOODS INC. - SERVICES
     (collectively, the "Companies")
2302 Maxwell Lane
Houston, Texas  77023

Gentlemen:

Reference is made to the Amended and Restated Financing Agreement between the Companies and us, dated as of December 15, 1997, as further amended (herein the "Financing Agreement"). Capitalized terms as used herein shall have the meanings ascribed to them in the Financing Agreement unless otherwise specifically defined herein.

You have advised us that the Deferred Compensation Plan between Oshman's Sporting Goods, Inc. (the "Company") and Alvin Lubetkin (A.L.) entered into on December 29, 1988, providing
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for annual payments to A.L. of $100,000.00 each plus a supplemental payment based on the Company's tax benefit from such payments (herein the "Payments"), commencing January 4, 1999 has been amended to provide for (a) the cashing in of the insurance policy on A.L. with the proceeds of such cash surrender value in the approximate amount of $900,000.00 to be used in the operations of the Company, and (b) the funding of all 10 payments of $151,515.00 each in lieu of the Payments to A.L. to be made by the Company pursuant to the Deferred Compensation Plan (herein the "Deferred Compensation Plan").

This is to confirm our agreement that the Deferred Compensation Plan is deemed to be Permitted Indebtedness pursuant to clause (iv) of such definition under the Financing Agreement.

No other change in the terms or conditions of the Financing Agreement is intended or implied. If the foregoing is in accordance with your understanding plans so indicate by signing and returning to us the enclosed copy of this letter.

                                       Very truly yours,

                                       THE CIT GROUP/BUSINESS
                                       CREDIT, INC.



                                       By:
                                          ______________________________
                                       Title:
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Read and Agreed to:

J.S. OSHMAN AND CO., INC.
OSHMAN SPORTING GOODS CO., ALABAMA
OSHMAN SPORTING GOODS CO., ARIZONA
OSHMAN SPORTING GOODS CO., ARKANSAS
OSHMAN SPORTING GOODS CO., CALIFORNIA
OSHMAN SPORTING GOODS CO., COLORADO
OSHMAN SPORTING GOODS CO., FLORIDA
OSHMAN SPORTING GOODS CO., GEORGIA
OSHMAN SPORTING GOODS CO., HAWAII
OSHMAN SPORTING GOODS CO., KANSAS
OSHMAN SPORTING GOODS CO., LOUISIANA
OSHMAN SPORTING GOODS CO., MICHIGAN
OSHMAN SPORTING GOODS CO., MINNESOTA
OSHMAN SPORTING GOODS CO., MISSOURI
OSHMAN SPORTING GOODS CO., NEVADA
OSHMAN SPORTING GOODS CO., NEW JERSEY
OSHMAN SPORTING GOODS CO., NEW MEXICO
OSHMAN SPORTING GOODS CO., NEW YORK
OSHMAN SPORTING GOODS CO., OHIO
OSHMAN SPORTING GOODS CO., OKLAHOMA
OSHMAN SPORTING GOODS CO., OREGON
OSHMAN SPORTING GOODS CO., SOUTH CAROLINA
OSHMAN SPORTING GOODS CO., TENNESSEE
OSHMAN SPORTING GOODS CO., TEXAS
OSHMAN SPORTING GOODS CO., UTAH
OSHMAN SPORTING GOODS CO., WASHINGTON
OSHMAN'S SKI SKOOL, INC.
OSHMAN'S SPORTING GOODS INC. - SERVICES
     (collectively, the "Companies")


By:
   ___________________________________
Title:
      ________________________________
      (of each of the above Companies)


OSHMAN'S SPORTING GOODS, INC., in its capacity, as Guarantor, hereby acknowledges the foregoing.


By:
   ___________________________________
Title: